Exhibit 10.1

                      DISTRIBUTION AGREEMENT DATED 12/11/00
                           SECOND LETTER OF EXTENSION
                           --------------------------

1. The term of the Distribution Agreement dated December 11, 2000 by and between Codman and Shurtleff, Inc. and Valley Forge Scientific Corp. ("Distribution Agreement") has previously been extended until March 31, 2004. Now the parties agree to extend the Distribution Agreement until June 30, 2004.

2. The Minimum Dollar Purchase Obligations for the period from April 1, 2004 to June 30, 2004 shall be one million dollars ($1,000,000).

3. Capitalized terms not defined herein shall have the meaning ascribed to them in the Distribution Agreement.

4. All other terms of the Distribution Agreement shall remain in full force and effect.


                                                Codman and Shurtleff, Inc.

Dated: March 3, 2004                        By: /s/ GLEN KASHUBA
                                                --------------------------------
                                                Glen Kashuba, President


                                                Valley Forge Scientific Corp.

Dated: March 3, 2004                        By: /s/ JERRY L. MALIS
                                                --------------------------------
                                                Jerry L. Malis, CEO

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